Exhibit 99.1

FOR IMMEDIATE RELEASE

The Arena Group Announces Settlement of the litigation with Authentic Brands Group and Board Changes

New York, NY – [April 29, 2025] – The Arena Group Holdings, Inc. (NYSE American: AREN) (“Arena”), a technology platform and media company home to hundreds of media brands, including TheStreet, Parade Media (“Parade”), Men’s Journal, Surfer, Powder and Athlon Sports, today announced that it has reached a confidential settlement resolving all outstanding legal matters with Authentic Brands Group, LLC et al, Sportority, Inc. d/b/a Minute Media, and Manoj Bhargava. The financial terms of the confidential settlement are not material.

As a result of the settlement, Arena has made significant improvements to its balance sheet, including the removal of approximately $93.9 million in accrued liabilities which Arena expects to record in its financial results for the second quarter of 2025. This development enhances Arena’s financial position by $93.9 million and allows Arena to grow fast.

Separately, Arena announced that the Board of Directors has accepted the resignations of Christopher Fowler, Laura Lee, Christopher Petzel, and Carlo Zola. Arena thanks each of these former Board members for their service and contributions and wishes them continued success in their future endeavors.

Arena also announced the appointment of Lynn Petersmarck to its Board of Directors. Ms. Petersmarck brings extensive media experience and strategic insight that will support Arena’s long-term vision and growth initiatives.

About The Arena Group

The Arena Group (NYSE American: AREN) is an innovative technology platform and media company with a proven cutting-edge playbook that transforms media brands. Our unified technology platform empowers creators and publishers with tools to publish and monetize their content, while also leveraging quality journalism of anchor brands like TheStreet, Parade, Men’s Journal and Athlon Sports to build their businesses. We aggregate content across a diverse portfolio of brands, reaching over 100 million users monthly. Visit us at thearenagroup.net and discover how we are revolutionizing the world of digital media.

Forward-Looking Statements

This Press Release of The Arena Group Holdings, Inc. (the “Company,” “we,” “our,” and “us”) contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements relate to future events or future performance and include, without limitation, statements concerning our business strategy, future revenues and profitability, cost reductions, market growth, capital requirements, product introductions, expansion plans and the adequacy of our funding and our ability to alleviate the conditions that raise substantial doubt about our ability to continue as a going concern (as disclosed in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on April 15, 2025 (the “2024 10-K”)). Other statements contained in this Press Release that are not historical facts are also forward-looking statements. We have tried, wherever possible, to identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and other stylistic variants denoting forward-looking statements.

We caution investors that any forward-looking statements presented in this Press Release, or that we may make orally or in writing from time to time, are based on information currently available, as well as our beliefs and assumptions. The actual outcome related to forward-looking statements will be affected by known and unknown risks, trends, uncertainties, and factors that are beyond our control or ability to predict. Although we believe that our assumptions are reasonable, they are not guarantees of future performance, and some will inevitably prove to be incorrect. As a result, our actual future results can be expected to differ from our expectations, and those differences may be material. Accordingly, investors should use caution in relying on forward-looking statements, which are based only on known results and trends at the time they are made, to anticipate future results or trends. We detail other risks in our public filings with the Securities and Exchange Commission (the “SEC”), including in Part I, Item 1A, Risk Factors, in the 2024 10-K. The discussion in this Press Release should be read in conjunction with the consolidated financial statements and notes thereto included in Part II, Item 8 of the 2024 10-K.

This Press Release and all subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date of this Press Release except as may be required by law.

The Arena Group Contact:

Steve Janisse, The Arena Group

404-574-9206

c-sjanisse@thearenagroup.net

The Arena Group Investor Contact:

Rob Fink

FNK IR

646-809-4048

aren@fnkir.com

Source: The Arena Group Holdings, Inc.